UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 19, 2021 (July 5, 2021)

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) – 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The applicable information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

On August 17, 2021, the service agreement dated April 30, 2020, between Slinger Bag Inc. (the “Company”) and Paul McKeown was terminated by virtue of the Company and Mr. McKeown entering into the service agreement described in Item 5.02 below. Mr. McKeown served as Chief Financial Officer of the Company receiving a base salary of $100 per hour up to a maximum of $5,000 per calendar month unless otherwise agreed in advance by the Company’s Chief Executive Officer. There were no early termination penalties incurred by the Company in connection with the termination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of new Chief Financial Officer and Business Integration Officer

Effective July 5, 2021, the Company’s Board of Directors (i) accepted the resignation of Paul McKeown from his position of Chief Financial Officer of the Company (ii) appointed Jason Seifert as the Company’s new Chief Financial Officer (“CFO”) and (iii) engaged Paul McKeown as its Chief Business Integration Officer.

Appointment of Chief Financial Officer

On July 5, 2021, the Board of Directors (the “Board”) of the Company, appointed Mr. Jason Seifert as the Company’s Chief Financial Officer.

Jason Seifert, age 37

Mr. Seifert has joined the Company from Ernst & Young where he has served as Senior Manager since 2016. Prior to joining Ernst & Young, Mr. Siefert served as the Director, Financial Reporting at The Finish Line, Inc. from 2014 to 2016 as well as the Controller of The Finish Line’s JackRabbit running division from 2015 to 2016. He holds Bachelor of Science degrees in accounting and finance from the University of Southern Indiana and is a certified public accountant.

In connection with his appointment as CFO, Mr. Seifert and the Company entered into a service agreement dated as of July 5, 2021 pursuant to which, Mr. Seifert was appointed for a 3-year term. Mr. Seifert is entitled to a base salary of $215,000 (“Base Salary”).

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In addition to the Base Salary, Mr. Seifert is eligible to participate in:

i.	the Company’s annual incentive plan at a 30% of Base Salary eligibility level with a guaranteed minimum performance bonus of 15% of his Base Salary for the year ending April 30, 2022.

ii.	any equity or option plan adopted for its directors, officers and/or employees, including the Company’s Incentive Stock Option Plan (“ISOP”), the parameters of which are not yet finalized, but the program will be retroactive to the date of employment in terms of award grant for the 2021-2022 year (based on May 1, 2021-April 30, 2022 fiscal year).

iii.	special onetime warrant grants based on the following:

a)	after 12 months service with the Company (at performance levels deemed acceptable by the Chief Executive Officer), warrants to purchase 7,500 shares of common stock;

b)	upon the Company’s revenue reaching $20 million dollars (excluding revenue associated with any potential acquisition), warrants to purchase 2,500 shares of common stock; and

c)	upon successful completion of planned up listing of the Company to the NASDAQ, warrants to purchase 15,000 shares of common stock.

Mr. Seifert’s service agreement also provides that if the Company terminates Mr. Seifert’s employment without “Cause” (as defined in the service agreement), then 100% of Mr. Seifert’s unvested stock and option compensation of any nature will vest and he shall be entitled to receive, and the Company shall pay Mr. Seifert the equivalent of 6 months gross compensation plus any unpaid salary, bonuses and/or eligible out of pocket costs and, after the first anniversary of the service agreement, 12 months gross compensation plus any unpaid salary, bonuses and/or eligible out of pocket costs.

The foregoing description of Mr. Seifert’s service agreement and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to Mr. Seifert’s service agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “8-K”) and incorporated by reference herein.

Mr. Seifert does not have any family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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Appointment of Chief Business Integration Officer

On July 5, 2021, the Board of the Company, appointed Mr. Paul McKeown as the Company’s Chief Business Integration Officer.

Paul McKeown, age 66

Mr. McKeown has been with the Company since 2019 when he became the Company’s Chief Financial Officer. Prior to joining the Company, Mr. McKeown served at Amer Sports from 1981 until 2013 as its Director of Finance and Operations teams for Canada and Latin America, from 2014 until 2014, in HQ assignments for Amer Sports global units, from 2014 until 2016 as Director of Process Integration & Development and from 2016 through 2018 as Vice President Finance for Amer’s Precor Fitness brand.

In connection with his appointment as the Company’s Chief Business Integration Officer, Mr. McKeown and the Company entered into a service agreement dated as of July 5, 2021, pursuant to which, Mr. McKeown was appointed for a 3-year term. Mr. McKeown is entitled to a base salary of $150 per hour up to a maximum of $5,000 per month unless otherwise agreed in advance (the “Base Salary”).

In addition to the Base Salary, Mr. McKeown is eligible to participate in:

i.	the Company’s annual incentive plan at a 30% of Base Salary eligibility level.

ii.	any equity or option plan adopted for its directors, officers and/or employees, including the ISOP.

Mr. McKeown’s service agreement also provides that if the Company terminates Mr. McKeown’s employment without “Cause” (as defined in the service agreement), then 100% of Mr. McKeown’s unvested stock and option compensation of any nature will vest and the Employee shall be entitled to receive, and the Company shall pay Mr. McKeown the equivalent of 12 months gross compensation plus any unpaid salary, bonuses and/or eligible out of pocket costs and shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

The foregoing description of Mr. McKeown’s service agreement and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to Mr. McKeown’s service agreement, which is attached as Exhibit 10.2 to this 8-K and incorporated by reference herein.

Mr. McKeown does not have any family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

10.1 Service Agreement with Jason Seifert, dated July 5, 2021.

10.2 Service Agreement with Paul McKeown, dated July 5, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc. a Nevada corporation

Dated: August 19, 2021	By:	/s/ Mike Ballardie
Chief Executive Officer and Sole Director

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